UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 5, 2023

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place,

Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on May 13, 2020, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Original Agreement”) with B. Riley Securities, Inc. (“B. Riley”), Robert W. Baird & Co. Incorporated, BofA Securities, Inc. (“BofA”), Loop Capital Markets LLC, SMBC Nikko Securities America, Inc. (“SMBC”) and Nomura Securities International, Inc. (“Nomura”) (collectively, the “Original Agents”), as amended by an amendment dated February 26, 2021 (the “First Amendment”) by and among the Company and the Original Agents, as further amended by an amendment dated March 1, 2022 (the “Second Amendment”) by and among the Company, B. Riley, Barclays Capital Inc. (“Barclays”), BofA, Credit Suisse Securities (USA) LLC (“Credit Suisse”), J.P. Morgan Securities LLC (“JPMorgan”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Nomura, SMBC and Wells Fargo Securities, LLC (“Wells Fargo”), as further amended by an amendment dated February 22, 2023 (the “Third Amendment”) by and among the Company, B. Riley, Barclays, BofA, Credit Suisse, Goldman Sachs & Co. LLC (“Goldman Sachs”), JPMorgan, Morgan Stanley, Nomura, SMBC, Truist Securities, Inc. (“Truist”) and Wells Fargo, and as further amended by an amendment dated May 10, 2023 (the “Fourth Amendment”) by and among B. Riley, Barclays, BofA, Credit Suisse, Goldman Sachs & Co. LLC, Jefferies LLC (“Jefferies”), JPMorgan, Morgan Stanley, KeyBanc Capital Markets Inc. (“KeyBanc”), Nomura, Truist and Wells Fargo (each, individually, an “Agent” and collectively, the “Agents”), pursuant to which the Company may sell, from time to time, shares of the Company’s common stock, par value $0.01 per share (“common stock”), having an aggregate offering price of up to $500,000,000, through the Agents either as agents or principals (the “ATM Program”).

On September 5, 2023, the Company entered into a further amendment to the Original Agreement (the “Fifth Amendment,” and the Original Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the “Sales Agreement”) with the Agents in order to reflect the Company’s intention to revoke its REIT status, effective for the Company’s taxable year beginning January 1, 2024, subject to approval by the Company’s Board of Directors.

Subject to the terms and conditions of the Sales Agreement, the Agents will use their commercially reasonable efforts to sell, on the Company’s behalf, the shares of common stock offered by the Company under the Sales Agreement. Sales of common stock, if any, made under the Sales Agreement may be made in sales deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by sales made directly on or through the New York Stock Exchange or another market for the common stock, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions, which may include block trades, at market prices prevailing at the time of sale or at negotiated prices, or as otherwise agreed with the applicable Agent.

Under the terms of the Sales Agreement, the Company may also sell shares of common stock to an Agent as principal for its own account at a price agreed upon at the time of such sale. If the Company sells shares of common stock to an Agent as principal, the Company will enter into a separate terms agreement with the Agent, and the Company will describe such agreement in a separate prospectus supplement or pricing supplement. Actual sales will depend on a variety of factors to be determined by the Company from time to time.

The Company intends to use the net proceeds from the offering for general corporate purposes, which may include the repayment of outstanding borrowings or the acquisition of the Company’s target assets in accordance with the Company’s investment strategy. The Sales Agreement provides that the applicable Agent will be entitled to compensation for its services of an amount that is up to, but may be less than, 2.0% of the gross sales price of all shares of common stock sold through it as Agent under the Sales Agreement. The Company has no obligation to sell any shares of common stock under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

Shares of common stock sold under the ATM Program will be issued pursuant to the Company’s automatic shelf registration statement, as defined under Rule 405 under the Securities Act, on Form S-3 (Registration No. 333-263169) (the “Registration Statement”). The Company filed a prospectus supplement, dated February 22, 2023 (as supplemented by the prospectus supplements dated May 10, 2023 and September 5, 2023 the “Prospectus Supplement”), with the Securities and Exchange Commission in connection with the offer and sale of shares of common stock under the ATM Program.

The Sales Agreement contains customary representations, warranties, and agreements of the Company and the Agents, indemnification rights and obligations of the parties and termination provisions. Copies of the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are filed as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 respectively, to this Current Report on Form 8-K, and the descriptions of the material terms of the Sales Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated May 13, 2020 by and between Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley FBR, Inc., Robert W. Baird & Co. Incorporated, BofA Securities, Inc., Loop Capital Markets LLC, SMBC Nikko Securities America, Inc. and Nomura Securities International, Inc. (incorporated by reference to Exhibit 1.1 to the Registrant’s Form 8-K (No. 001-35877), filed on May 13, 2020).

1.2	Amendment No. 1 to the At Market Issuance Sales Agreement, dated February 26, 2021, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley FBR, Inc., Robert W. Baird & Co. Incorporated, BofA Securities, Inc., Loop Capital Markets LLC, SMBC Nikko Securities America, Inc. and Nomura Securities International, Inc. (incorporated by reference to Exhibit 1.2 to the Registrant’s Form 8-K (No.001-35877), filed on March 1, 2021).

1.3	Amendment No. 2 to the At Market Issuance Sales Agreement, dated February 28, 2022, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.3 to the Registrant’s Form 8-K (No.001-35877), filed on March 2, 2022).

1.4	Amendment No. 3 to the At Market Issuance Sales Agreement, dated February 22, 2023, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.4 to the Registrant’s Form 8-K (No.001-35877), filed on February 23, 2023).

1.5	Amendment No. 4 to the At Market Issuance Sales Agreement, dated May 10, 2023, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC. (incorporated by reference to Exhibit 1.5 to to the Registrant’s Form 8-K (No. 001-35877), filed on May 11, 2023).

1.6	Amendment No. 5 to the At Market Issuance Sales Agreement, dated September 5, 2023, by and among Hannon Armstrong Sustainable Infrastructure Capital, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Nomura Securities International, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC.

8.1	Tax Opinion of Clifford Chance US LLP (including consent of such firm)

23.1	Consent of Clifford Chance US LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

Dated: September 5, 2023	By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Counsel